UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  November 6, 2012

UNIVERSAL FOREST PRODUCTS, INC.
(Exact Name of Registrant as Specified in Charter)

Michigan	00-22684	38-1465835
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2801 East Beltline, N.E. Grand Rapids, Michigan	49525
(Address of principal executive office)	(Zip Code)

Registrant's telephone number, including area code: (616) 364-6161

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 7.01.	Regulation FD Disclosure

On November 6, 2012, the Registrant issued a press release announcing the acquisition of Nepa Pallet and Container Co., Inc.  A copy of that Press Release is attached as Exhibit 99(a) to this Current Report.

Item 9.01.	Financial Statement, Proforma Financial Information and Exhibits

(c)	Exhibits

99(a)	Press Release dated November 6, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 6, 2012	UNIVERSAL FOREST PRODUCTS, INC.
(Registrant)

	By:	/s/ Michael R. Cole
Michael R. Cole
Chief Financial Officer and Treasurer